 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2019

SABRA HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code: (888) 393-8248
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	SBRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)    The Company’s annual meeting of stockholders (the “Annual Meeting”) was held on June 21, 2019.

(b)    At the Annual Meeting, the Company’s stockholders (a) elected the nine nominees identified in the table below to the Board of Directors of the Company to serve until the Company’s 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (“Election of Directors”), (b) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Auditor Ratification”) and (c) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2019 (“Advisory Compensation Vote”). Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non-Votes
Craig A. Barbarosh	145,739,939	1,211,707	218,959	20,834,140
Robert A. Ettl	141,574,328	5,277,075	319,202	20,834,140
Michael J. Foster	144,866,665	1,982,754	321,186	20,834,140
Ronald G. Geary	144,837,770	2,009,978	322,857	20,834,140
Lynne S. Katzmann	146,012,589	946,873	211,143	20,834,140
Raymond J. Lewis	145,655,879	1,296,642	218,084	20,834,140
Jeffrey A. Malehorn	145,794,483	1,155,156	220,966	20,834,140
Richard K. Matros	140,271,229	3,896,755	3,002,621	20,834,140
Milton J. Walters	144,817,342	2,031,783	321,480	20,834,140

Auditor Ratification

For	Against	Abstain
164,856,842	2,864,783	283,120

Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes
143,532,620	3,215,648	422,337	20,834,140

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/S/ Harold W. Andrews, Jr.
Name:	Harold W. Andrews, Jr.
Title:	Executive Vice President, Chief Financial Officer and Secretary
Dated: June 21, 2019